Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Equity Award Grant Timing Practices

We have no practice or policy of coordinating or timing the release of the Company information around the grant date of our annual long-term incentive equity compensation, and we have not timed the disclosure of material non-public information for the purposes of affecting the value of executive compensation. Our long-term incentive equity awards are typically granted annually in mid-February. On occasion, we grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. These “off cycle” awards are granted only on a limited basis. While stock options and stock appreciation rights ("SARs") are permitted forms of awards under the Company's Equity Compensation Plan, we generally do not (and did not, during 2025) grant stock options or SARs.

MNPI Disclosure Timed for Compensation Value	false